ecostim

ENERGY SOLUTIONS

Howard Weil New Orleans 2018

March 28, 2018

(Nasdaq: ESES)







Cautionary Statement

This presentation contains statements about future events and expectations that can be characterized as forward-looking statements, including statements about the Company's plans, strategies and prospects. The use of the words "anticipate," "plan," "seek," "intend," "estimate," "expect," "may," "should," "could," "project," "will," "believe" and similar expressions are intended to identify forward looking statements. Examples of forward-looking statements include, but are not limited to, the Company's statements made relating to: (i) revenue, earnings, margins, profitability, growth rates, and other financial results for future periods; (ii) future pricing and other conditions in the markets served by the Company; (iii) the Company's efforts and ability to obtain future contracts and customers; (iv) the Company's efforts and ability to renegotiate the terms of its existing contract in Argentina, bid for new contracts in Argentina, or otherwise exit the Company's existing contract in Argentina; and (v) the Company's plans for its Argentina business if its efforts to renegotiate its existing contract in Argentina are unsuccessful. By their nature, forward-looking statements speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify.

Although the Company believes that the plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties, and the Company cannot assure you that those expectations will prove to have been correct. Actual results could differ materially from those anticipated in these forward-looking statements as a result of factors described in this presentation and other risks, including the risks identified in the Company's Annual Report on Form 10-K for the period ended December 31, 2017. Many of these factors are beyond the Company's ability to control or predict. The Company cannot assure you that its future results will meet its expectations and investors are cautioned not to place undue reliance on any forward-looking statement made by the Company or its authorized representatives. All subsequent written and oral forward-looking statements attributable to the Company and persons acting on its behalf are qualified in their entirety by the cautionary statements contained in this paragraph, elsewhere in this presentation, and in the Company's periodic reports on file with the Securities and Exchange Commission. The Company does not have any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained in this presentation or the admission document to reflect any change in the Company's expectations about the statement or any change in events, conditions or circumstances on which the statement is based.

Investment Highlights

- ✓ ***Poised for growth with three well stimulation spreads in attractive markets; large multi-year contract opportunities***
- ✓ ***Net debt free balance sheet[(1)]***
- ✓ ***Significant discount to peers based on enterprise value to hydraulic horsepower***
- ✓ ***Experienced management team with committed investors***
- ✓ ***Currently working in leading unconventional plays***
- ✓ ***Attractive technologies with natural gas powered pumping units and down hole diagnostics capability***

(1) Excluding vendor financing and accounts receivable working capital facility.

Technology-Driven, Growth Platform in Leading Plays

Company Overview

- Headquartered in Houston, Texas
- Total capacity: ~168,000 HHP, including 47 owned pumps, 6 rental pumps & 20 additional pumps subject to refurbishment and upgrades prior to activation
- Growth oriented oilfield service company providing well stimulation and coiled tubing services
- **Initial Operation in Argentina started in 2015 with small spread**
- **First US spread commenced operations in May 2017**
- **Second US spread commenced operations in October 2017**
- **Differentiated, Proven Technologies – Turbine Powered Equipment**
  - Reduce footprint, horsepower required and capital cost
  - Emissions well below required Tier 4
  - Lower fuel costs versus traditional diesel powered engine technologies



STACK / SCOOP

Leading unconventional plays


SOUTH AMERICA
ARGENTINA

Seasoned Management Team

		Relevant Experience	
	**J. Chris Boswell** President, CEO and Co-Founder	• 28+ years senior management oilfield experience	PGS, Particle Drilling Technologies, Inc., neos
	**Carlos A. Fernandez** Sr. VP, Corp. Development General Mgr., Latin America and Co-Founder	• 35+ years senior management experience in Latin America	neos, Paradigm
	**Barry Ekstrand** Chief Operating Officer	• 35+ years senior management oilfield experience	Halliburton, Weatherford, Key Energy Services
	**Alexander Nickolatos** Chief Financial Officer and Assistant Secretary	• 16+ years experience in finance and accounting	neos, Arthur Andersen, PricewaterhouseCoopers
	**Jim Irsik** VP Operations – Mid-Con	• 35+ years senior management oilfield experience	Weatherford, BJ Services Company, Western
	**Miguel Di Vincenzo** VP, Sales & Technology	• 28 years oilfield services experience in Latin America	San Antonio, Pride
	**Christopher Arntzen** VP & General Counsel	• 20+ years oil and gas legal experience	Akin Gump, CenterPoint Energy, Baker Botts

Recent Company Milestones

- 2/18: Frac calendar for first spread now substantially booked from late March through June
- 2/18: Third party bundled services not provided as part of Argentina service package starting in February 2018 that should improve profitability and allow positive cash flow
- 11/17: Negotiated early contract release on first U.S. spread due to low utilization; initiated incremental CAPEX needed to ready spread for sand frac operations
- 10/17: Commenced work with 2nd US spread in mid-October – 300+ stages in Q4 for ESES
- 8/17: Closed $28MM private placement at $1.43 per share (market price)
- 7/17: Signed agreement to purchase 50,000 HHP to support new contract in OK
- 7/17: Signed new contract in OK to support 2nd well stimulation spread
- 7/17: Closed $15MM private placement at $1.50 per share
- 6/17: Converted all outstanding debt into equity at $1.40/share
- 5/17: Commenced work in OK with first U.S. spread
- 5/17: Announced 2-year contract in Argentina
- 3/17: Completed Recapitalization of Company
- 1/17: Secured 1st contract in U.S.

Established Start-up Operations in 2017 and Positioned for Profitability in 2018

Summary of Key Events in 2017

- Refinanced the company & secured a start up contract in the U.S.
- Diversified the business into two growing markets
- Transitioning away from low margin contract negotiated at 2016 price levels
- Established strong reputation with YPF and Chaparral
- All three spreads on track to profitability in 2nd quarter 2018 (assuming YPF contract renegotiation is successfully completed)
- Focused now on getting utilization up driving margins to market levels

Summary of Historical and Projected Operations

Projected Gross Margin by Fleet



Q4 2017
Q1 2018
Q2 2018
U.S. Fleet #1
U.S. Fleet #2
Argentina

Historical and Projected Stages per Month by Fleet



Startup in US with horizontal acid fracs – 2016 prices
Startup on two year contract for YPF – 2016 prices
Startup of Fleet #2 in Stack – 2017 prices
Idle Fleet #1 to add equipment for sand fracs
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
U.S. Fleet #1
U.S. Fleet #2
Argentina

Growth in Total HHP Since 2014



200,000
150,000
100,000
50,000
0
2014
2015 (1)
2016 (1)
2017 (2)
2018 (3)
Argentina
U.S.

(1) Includes 12 turbine pumps (27,000 HHP) requiring ~ $5.0MM to refurbish.
(2) Includes 8 pumps (20,000 HHP) requiring ~$6.5MM to refurbish and the pumps included in (1) above.
(3) Includes pumps in (1) and (2) above and 6 rental pumps under negotiation to be acquired.

Opportunities in Oklahoma: The STACK and SCOOP Plays

Recent Company Events

- Second contract operational on October 20, 2017. Contract is for one year, with customer option for the second year
- First spread went back to work in the STACK, operating in the spot market in early March 2018
- Currently evaluating purchase of leased equipment that would result in ~$3MM in estimated operating cost savings
- Both frac spreads operate from the same base camp with room for further expansion

STACK / SCOOP Highlights

- The STACK and SCOOP are two of the leading unconventional plays in North America
- The SCOOP condensate and SCOOP oil can deliver on average ~30% ROR, and the STACK oil segment, about a 25% ROR[1]



NEW MEXICO
TEXAS
OKLAHOMA
Canyon Wash
Tonkawa
Granite Wash
NW Cana
STACK
Cana Field
SCOOP

★ - Eco-Stim base of operation

Oklahoma Monthly Rig Count[2]



160
140
120
100
80
60
40
20
0
66
72
77
82
89
102
109
125
121
130
134
131
128
125
121
121
119
120
122
Sep '16
Oct '16
Nov '16
Dec '16
Jan '17
Feb '17
Mar '17
Apr '17
May '17
Jun '17
Jul '17
Aug '17
Sep '17
Oct '17
Nov '17
Dec '17
Jan '18
Feb '18
Mar '18
STACK / SCOOP
Other OK Rigs

(1) Oil and Gas Investor November 18, 2016.
(2) Baker Hughes Rig Count as of March 9, 2018.

Strategic Alternatives and Forward Guidance

Management Commentary

"In early March we redeployed our Fleet #1 into the **STACK** at **improved rates** and **now expect both U.S. Fleets to operate at profitability levels in-line with industry averages**"

2018 is an inflection point for operations in Argentina

- Submitted a proposal to amend existing agreement to improve utilization and minimize stand-by time
- In February 2018, eliminated certain third-party services which contributed negatively to fleet level gross margin during 2017
- If finalized, the revised agreement is expected to be retroactively effective as of March 1, 2018
- If unable to reach agreement, management expects to be released from the contract and would then be available to participate in work at higher 2018 pricing levels or potentially relocate assets to the U.S.

Critical Factors for Evaluating Existing and New Operations

- ✓ Driving margin through superior service
- ✓ Leading-edge complex frac jobs
- ✓ Full utilization
- ✓ Reliability and performance of equipment

While ***market conditions*** in both Argentina and the U.S. are ***now much stronger***, management continues to evaluate utilization of frac fleets and will only pursue ***profitable agreements*** with producers

Attractive Value Relative to Peers


Total Enterprise Value / Total HHP(1)
$2,500
$2,000
$1,500
$1,000
$500
$0
Peer Average
$1,901
$2,148
$2,085
$1,772
$1,598
$527
LIBERTY
PRO PETRO
FTS
KEANE
ecostim
ENERGY SOLUTIONS

(1) Denotes full firm enterprise value for LBRT, PUMP, FTSI, FRAC and ESES. Total HHP for peers per company disclosures.

Annual Revenue Since Start of Operations


$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2015
2016
2017
Agentina
Oklahoma

Condensed Consolidated Balanced Sheets

	December 31, 2017	December 31, 2016
Assets		
Current assets:		
Cash and cash equivalents	$ 8,826,076	$ 1,731,364
Accounts receivable	10,167,044	2,865,707
Inventory	3,699,245	2,047,163
Prepaids	4,363,064	1,918,875
Other assets	787,846	31,664
Total current assets	27,843,275	8,594,773
Property, plant and equipment, net	75,825,539	38,382,391
Other non-current assets	-	325,756
Total assets	$ 103,668,814	$ 47,302,920
Liabilities and stockholders' equity		
Current liabilities:		
Accounts payable	$ 17,110,691	$ 2,453,551
Accrued expenses	4,820,774	4,503,180
Short-term notes payable	6,130,567	2,000,000
Current portion of long-term notes payable	916,453	-
Current portion of capital lease payable	836,855	789,166
Total current liabilities	29,815,340	9,745,897
Non-current liabilities:		
Long-term notes payable	1,172,712	21,737,404
Long-term capital lease payable	-	766,687
Total non-current liabilities	1,172,712	22,504,091
Stockholders' equity		
Common stock	$ 74,578	$ 14,485
Additional paid-in capital	144,071,119	59,556,505
Treasury stock	(57,469)	(57,469)
Accumulated deficit	(71,407,466)	(44,460,589)
Total stockholders' equity	72,680,762	15,052,932
Total liabilities and stockholders' equity	$ 103,668,814	$ 47,302,920

Investment Highlights

- ✓ ***Poised for growth with three well stimulation spreads in attractive markets; large multi-year contract opportunities***
- ✓ ***Net debt free balance sheet[(1)]***
- ✓ ***Significant discount to peers based on enterprise value to hydraulic horsepower***
- ✓ ***Experienced management team with committed investors***
- ✓ ***Currently working in leading unconventional plays***
- ✓ ***Attractive technologies with natural gas powered pumping units and down hole diagnostics capability***

(1) Excluding vendor financing and accounts receivable working capital facility.

ENERGY SOLUTIONS

2930 W. Sam Houston Pkwy N., Suite 275
Houston, TX 77043
NASDAQ – ESES
www.ecostim-es.com





